SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2011

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairments

As previously disclosed in our Current Report on Form 8-K filed on September 15, 2011, the Commission of the Dutch Independent Post and Telecommunications Authority terminated the registration of DigiNotar B.V. (“DigiNotar”), a subsidiary of VASCO Data Security International, Inc. (“VASCO”), as a certification service provider on September 14, 2011. As a result of this event, VASCO concluded that there was a trigger event for the review for impairment of VASCO’s investment in DigiNotar. At that time, VASCO was not able to make a good faith estimate of the amount or range of impairment charges to be incurred.

As previously disclosed in our Current Report on Form 8-K filed on September 20, 2011, on that day DigiNotar was declared bankrupt under Article 4 of the Dutch Bankruptcy Act in the Haarlem District Court, The Netherlands (the “Court”) and the Court appointed a bankruptcy trustee and a bankruptcy judge to manage all affairs of DigiNotar as it proceeds through the bankruptcy process. The trustee has taken over the management of DigiNotar’s business activities and is responsible for the administration and liquidation of DigiNotar.

As a result of these events (the “DigiNotar events”), VASCO expects to record impairment charges, write off net liabilities, record recoveries of contingent consideration, and record other bankruptcy-related expenses that, in total, range from approximately $3.3 million to $4.8 million. The estimated range of loss reflects the following estimates:

•	Non-cash charge for the write off of goodwill related to the purchase of DigiNotar of $2.9 million,

•	Non-cash charge for the write off of purchased intangible assets, net of amortization and related deferred tax liabilities, of DigiNotar of $1.5 million,

•	A write off of net assets (liabilities) of DigiNotar in a range of $0.1 million to $(0.9) million,

•	A recovery from escrow of contingent consideration of $1.1 million, and

•	Other bankruptcy-related costs in a range of approximately $0.9 million to $1.4 million

These estimates do not include any provision for possible claims which might be asserted against VASCO.

We expect to record the costs and recovery related to the DigiNotar events beginning in the third quarter of 2011. Additional costs or recoveries may be recorded in future periods as more information becomes available. We also expect to report the foregoing costs and recovery, together with the results of operation of DigiNotar through the date of its filing for bankruptcy, as a discontinued operation.

We will provide additional information relating to these impairment charges in VASCO’s Form 10-Q filing for our third quarter ending September 30, 2011.

Item 8.01	Other Events

On October 4, 2011, VASCO issued a press release regarding the estimated range of losses related to the DigiNotar events. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated October 4, 2011

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such forward-looking statements are subject to certain risks, uncertainties and assumptions and include, among other things, our expectations regarding the DigiNotar bankruptcy process, the impairment of our investment in DigiNotar, the timeframe in which the impairment costs will be incurred, our ability to recover amounts held in escrow, our ability to offset amounts that may be owed to DigiNotar by other VASCO affiliates against amounts owed to VASCO affiliates by DigiNotar, and our ability to effectively integrate certain intellectual property assets previously used by DigiNotar into our operations, as well as the prospects of, and developments and business strategies for, VASCO and our operations, including the development and marketing of certain new products and the anticipated future growth in certain markets in which we currently market and sell our products or anticipate selling and marketing our products in the future. These forward-looking statements (1) are identified by use of terms and phrases such as “expect”, “believe”, “will”, “anticipate”, “emerging”, “intend”, “plan”, “could”, “may”, “estimate”, “should”, “objective”, “goal”, “possible”, “potential” and similar words and expressions, but such words and phrases are not the exclusive means of identifying them, and (2) are subject to risks and uncertainties and represent our present expectations or beliefs concerning future events. Although VASCO believes that our expectations are reasonable, we can give no assurance that these expectations will prove to be correct. VASCO cautions that the forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those contemplated above include, among others, unanticipated costs associated with DigiNotar’s bankruptcy or potential claims that may arise in connection with the hacking incidents at DigiNotar, our inability to recover amounts held in escrow, or our inability to offset amounts that may be owed to DigiNotar by other VASCO affiliates against amounts owed to VASCO affiliates by DigiNotar. Additional risks, uncertainties and other factors have been described in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2010 and include, but are not limited to, (a) risks of general market conditions, including currency fluctuations and the uncertainties resulting from turmoil in world economic and financial markets, (b) risks inherent to the computer and network security industry, including rapidly changing technology, evolving industry standards, increasingly sophisticated hacking attempts, increasing numbers of patent infringement claims, changes in customer requirements, price competitive bidding, and changing government regulations, and (c) risks specific to VASCO, including, demand for our products and services, competition from more established firms and others, pressures on price levels and our historical dependence on relatively few products, certain suppliers and certain key customers. Thus, the results that we actually achieve may differ materially from any anticipated results included in, or implied by these statements. Except for our ongoing obligations to disclose material information as required by the U.S. federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2011	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated October 4, 2011